SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



        Date of Report (Date of earliest event reported) June 24, 1999

                            U.S. Wireless Data, Inc.
             (Exact name of registrant as specified in its charter)


    Colorado                          0-22848                    84-1178691
 -------------------------------------------------------------------------------
(State or other                     (Commission               (I.R.S. Employer
 jurisdiction                       File Number)             Identification No.)
of incorporation)


           2200 Powell Street, Suite 800, Emeryville, California 94608
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (510) 596-2025
                                                           ---------------


         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

Filing of Post-Effective Amendments to Registration Statement on Form SB-2 (SEC File No. 333-52625)
--------------------------------------------------------------------------------

     On June 25, 1999, U.S. Wireless Data, Inc. ("USWD") filed Post-Effective Amendment No. 1 to its Registration Statement on Form SB-2 (SEC File No. 333-52625) which was originally declared effective by the SEC on August 7, 1998. USWD had originally registered a total of 7,240,356 shares of Common Stock for sale be certain holders of USWD's securities pursuant to the registration. 239,961 shares were sold under the registration and Post-Effective Amendment No. 1 was filed to remove the balance of the shares from registration. On July 1, 1999, USWD filed Post-Effective Amendment No. 2 to this Registration Statement to correct a typographical error in Post-Effective Amendment No. 1.

     Post-Effective Amendments Nos. 1 and 2 are filed as Exhibits 99.1 and 99.2 to this Form 8-K.

Filing of Registration Statement on Form SB-2 (SEC File No. 333-81897)
----------------------------------------------------------------------

     On June 30, 1999, USWD filed a registration statement on Form SB-2 (SEC File No. 333-81897). USWD has filed to register a total of 16,805,920 shares of Common Stock for issuance to the holders of its Series A Preferred Stock, Series B Preferred Stock and 6% Convertible Subordinated Debentures if and when those securities are converted into Common Stock, and as dividends on the Series A and B Preferred Stock. USWD also filed to register 797,266 shares of Common Stock for issuance to holders of various Common Stock Purchase Warrants who exercise their warrants. USWD is offering Common Stock only to the people who presently own these securities, which are not traded in the public market and are not intended for public trading. USWD will only receive proceeds from the sale of Common Stock as a result of the exercise of the warrants. USWD will use these proceeds, if any, for working capital

     The number of shares being registered to cover conversions of the Series A and B Preferred Stock and the 6% Debentures is based on the 5-day average closing bid price of the Common Stock over the five days ending June 18, 1999, which was $.633. The number of shares included to cover conversion of the Series B Preferred Stock and 6% Debentures is 200% and 150%, respectively of the actual number of shares that would be needed if all conversions occurred at the specified market price. This was done to honor contractual commitments to the holders of the Series B Preferred Stock and the 6% Debentures and protects them against a possible decline in the market price of USWD Common Stock. It is not possible to know the actual number of shares of Common Stock that will be issued to cover conversions of these securities until all the securities have been converted to Common Stock. The number of shares needed to cover these conversions could be more or less than is being registered in this registration statement.

     The registration also covers the resale of all shares of Common Stock acquirable by the owners of USWD's Series A or Series B Preferred Stock, 6% Debentures or warrants upon conversion or exercise of those securities, and the Common Stock issuable as dividends on the Series A and B Preferred Stock (as described in the foregoing paragraph). The registration also includes 136,401 previously issued shares of Common Stock that are presently outstanding and which are being registered for public resale by the holders of those shares.

     The Registration Statement filing contains restated financial information and related disclosures for the nine-month period ended March 31, 1999. A copy of the Registration Statement is included as Exhibit 99.3 to this Form 8-K.

Item 7.  Financial Statement and Exhibits.

The following Exhibits are filed as part of this report:

Exhibit
Number    Description of Exhibit
------    ----------------------

99.1 Post-Effective Amendment No. 1 to Registration Statement on Form SB-2 (SEC File No. 333-52625) as filed with the SEC on June 24, 1999

99.2 Post-Effective Amendment No. 2 to Registration Statement on Form SB-2 (SEC File No. 333-52625) as filed with the SEC on July 1, 1999

99.3 Registration Statement on Form SB-2 (SEC File No. 333-81897) as filed with the SEC on July 1, 1999

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  U.S. Wireless Data, Inc.
                                  (Registrant)


         July 2, 1999             By  /s/ Robert E. Robichaud
         ------------                 -----------------------
         (Date)                           (Signature)
                                          Robert E. Robichaud
                                          Chief Financial Officer